Exhibit 99.1

News Release

CONTACTS:
Magma Design Automation Inc.:
Monica Marmie	Milan G. Lazich
Director, Marketing Communications	Vice President, Corporate Marketing
(408) 565-7689	(408) 565-7706
monical@magma-da.com	milan.lazich@magma-da.com

Magma Reports Record Revenue of $39.9 Million in Second-Quarter Financial Results

SANTA CLARA, Calif., Oct. 27, 2005 –– Magma Design Automation Inc. (Nasdaq: LAVA), a provider of semiconductor design software, today announced it achieved record revenue of $39.9 million for its 2006 fiscal second quarter, ended Oct. 2, 2005, an increase of 8 percent over the $36.9 million reported for the year-ago second quarter ended Sept. 30, 2004.

GAAP Results

In accordance with generally accepted accounting principles (GAAP), Magma reported a net loss of $6.6 million, or $(0.19) per share (basic and diluted), for the quarter, compared to net income of $0.3 million, or $0.01 per share (basic and diluted), for the year-ago second quarter.

Non-GAAP Results

Magma reported non-GAAP net income of $3.9 million for its fiscal 2006 second quarter, or $0.10 per share (diluted). This compares to a non-GAAP net income of $7.7 million, or $0.18 per share (diluted), for the year-ago second quarter.

Non-GAAP net income for the second quarter of fiscal 2006 excludes the effects of amortization of developed technology, amortization of intangible assets, amortization of deferred stock-based compensation, charges associated with losses in equity investments, legal settlement reserves, acquisition-related expenses, and tax effects of non-GAAP adjustments. Non-GAAP net income for the second quarter of fiscal 2005 excludes the effects of amortization of developed technology, amortization of intangible assets, amortization of deferred stock-based compensation, acquisition related expenses, miscellaneous restructuring and marketing expenses, charges associated with losses in equity investments and tax effects of non-GAAP adjustments. A reconciliation of our non-GAAP results to GAAP results is included in this press release.

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“It was another good quarter for Magma – we again achieved record revenue and all key financial metrics finished within our target ranges,” said Rajeev Madhavan, chairman and CEO of Magma. “Our most recently announced products continue to be well received, and customers who presented at our MUSIC users conference in Silicon Valley last month described their use of Magma on very impressive designs – complex, 65-nanometer chips with high gate counts. These are precisely the kind of designs our products are best suited for.”

GAAP Reconciliation

Magma provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Magma’s management evaluates those operations. Magma believes that this non-GAAP information provides useful information to investors by excluding the effect of some expenses that are required to be recorded under GAAP but that Magma believes are not indicative of Magma’s core operating results, or that are expected to be incurred over a limited period of time.

Magma’s management evaluates and makes operating decisions about its business operations primarily based on bookings, revenue and the core costs of those business operations. Management believes that the amortization of developed technology and intangible assets, amortization of deferred stock-based compensation, in-process research and development charges, integration and other acquisition-related expenses, workforce realignment restructuring charges, and the tax effects of its non-GAAP adjustments (yielding a non-GAAP effective tax rate of 17 percent for the second quarter of fiscal 2006) and other significant unusual items are not operating costs of its core software and service business operations. Therefore, management adjusts the GAAP financial measures included in this earnings release by excluding the period expenses for these items. The income statement line items affected are as follows: (1) cost of revenue, licenses; (2) cost of revenue, services; (3) total cost of revenue; (4) gross profit; (5) operating expenses, research and development; (6) operating expenses, general and administrative; (7) total operating expenses; (8) operating income (loss); (9) other income (expense), net; (10) total interest and other income (expense), net; (11) net income (loss) before income taxes; (12) benefit from (provision for) income taxes; (13) net income (loss); and (14) net income (loss) per share. To determine its non-GAAP provision for income taxes, Magma recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, excluding these costs provides management with information about Magma’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Magma does not undertake significant restructuring or realignments on a predictable cycle, management would have difficulty evaluating Magma’s profitability as measured by gross profit, operating profit, income before taxes and net income on a period-to-period basis unless it excluded these charges. Similarly, since Magma does not acquire businesses on a predictable cycle, management excludes acquisition-related charges, such as in-process research and development charges, in order to make more consistent and meaningful evaluations of Magma’s operating expenses. Management also uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin (such as product development expenses).

Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets, including both internal targets and publicly announced targets. Making this non-GAAP financial information available also helps investors to compare Magma’s performance with the announced operating results of its principal competitors, which regularly provide similar non-GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining whether some types of charges, such as those relating to workforce reductions executed in the ordinary course of business, should be excluded from non-GAAP financial measures. Management believes, however, that providing this non-GAAP financial information facilitates consistent comparison of Magma’s financial performance over time. Magma has historically provided non-GAAP results to the investment community, not as an alternative but as a supplement to GAAP information, to enable investors to evaluate Magma’s core operating performance in the way that management does.

Reconciliation of Second Quarter GAAP and Non-GAAP Financial Results

	Three Months Ended		Six Months Ended
Income Statement Reconciliation (in thousands)	October 2, 2005	September 30, 2004	October 2, 2005	September 30, 2004
GAAP net income (loss)	$(6,620)	$287	$(6,643)	$(2,248)
Amortization of developed technology	6,264	1,439	10,428	2,738
Amortization of intangible assets	2,882	4,093	6,470	8,568
Amortization of stock-based compensation	1,320	118	2,992	580
Acquisition related expenses	550	1,008	766	1,682
Legal settlement reserve	750	—	750	—
Miscellaneous marketing expenses	—	344	—	344
In-process research and development	—	—	—	4,009
Restructuring charge	—	(63)	—	439
Net gain on repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	—	(8,120)	—

Loss on equity investments	121	333	511	664
Tax effect	(1,334)	92	281	(1,434)

Non-GAAP net income	$3,933	$7,651	$7,435	$15,342

	Three Months Ended		Six Months Ended
Earnings Per Share Reconciliation	October 2, 2005	September 30, 2004	October 2, 2005	September 30, 2004
GAAP net income (loss)	$(0.19)	$0.01	$(0.19)	$(0.07)
Amortization of developed technology	0.18	0.05	0.31	0.08
Amortization of intangible assets	0.09	0.12	0.19	0.26
Amortization of stock-based compensation	0.04	—	0.09	0.02
Acquisition related expenses	0.02	0.03	0.02	0.05
Legal settlement reserve	0.02	—	0.02	—
Miscellaneous marketing expenses	—	0.01	—	0.01
In-process research and development	—	—	—	0.12
Restructuring charge	—	—	—	0.01
Net gain on repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	—	(0.24)	—
Loss on equity investments	—	0.01	0.01	0.02
Tax effect	(0.04)	—	0.01	(0.04)

Non-GAAP net income (basic)	$0.12	$0.23	$0.22	$0.46

Non-GAAP net income (diluted)	$0.10	$0.18	$0.19	$0.36

Basic shares used in calculation	34,098	33,734	34,115	33,702
Diluted shares used in calculation	39,442	42,333	39,315	42,638

Business Outlook

For Magma’s fiscal 2006 third quarter, ending Jan. 1, 2006, the company expects total revenue in the range of $38 million to $42 million. GAAP net loss per share is expected to be in the range of $(0.18) to $(0.14) and non-GAAP earnings per share (EPS) is expected to be in the range of $0.08 to $0.12. A schedule showing a reconciliation of the projected non-GAAP EPS to GAAP projections is included in this release. A Financial Data Supplement containing detailed financial information intended to provide guidance and further insight into our business is available online at http://investor.magma-da.com/supplement.cfm in the Investor Relations section of the Magma website.

Conference Call

Magma will discuss the financial results for the recently completed quarter, including guidance going forward, during a live webcast and earnings call today at 1:30 p.m. PDT. The call will be available live by both webcast and telephone. To listen live via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/home.cfm. To listen live via telephone call either of the numbers below:

U.S. & Canada:	(800) 661-8947, conference ID #1204105
Elsewhere:	(706) 634-2358, conference ID #1204105

Following completion of the call, a webcast replay of the call will be available at http://investor.magma-da.com/home.cfm through Nov. 3, 2005. Those without Internet access may listen to a replay of the call by telephone through Nov. 3 by calling:

U.S. & Canada:	(800) 642-1687, conference ID #1204105
Elsewhere:	(706) 645-9291, conference ID #1204105

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements in the “Business Outlook” section. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in the EDA market; Magma’s ability to integrate acquired businesses and technologies; potentially higher-than-anticipated costs of litigation; potentially higher-than-anticipated costs of compliance with regulatory requirements, including those relating to internal control over financial reporting; any delay of customer orders or failure of customers to renew licenses; weaker-than-anticipated sales of Magma’s products and services; weakness in the semiconductor or electronic systems industries; the ability to manage expanding operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Magma’s public filings with the Securities and Exchange Commission (www.sec.gov). Magma undertakes no additional obligation to update these forward-looking statements.

About Magma

Magma is a leading provider of software for semiconductor design. The world’s top chip companies use Magma’s EDA products to design and verify complex, high-performance integrated circuits (ICs) for communications, computing, consumer electronics and networking applications, while at the same time reducing design time and costs. Magma provides software for IC implementation, analysis, physical verification, characterization and programmable logic design, and the company’s integrated RTL-to-GDSII design flow offers “The Fastest Path from RTL to Silicon”TM. Magma is headquartered in Santa Clara, Calif. with offices around the world. The company’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and “The Fastest Path from RTL to Silicon” is a trademark of Magma Design Automation. All other product and company names are trademarks and registered trademarks of their respective companies.

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	October 2, 2005	March 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$53,471	$20,622
Restricted cash	253	2,950
Short-term investments	35,000	114,896
Accounts receivable, net	29,057	33,851
Prepaid expenses and other current assets	5,909	7,088

Total current assets	123,690	179,407
Property and equipment, net	20,697	21,309
Intangibles, net	86,350	69,573
Goodwill	42,723	43,194
Restricted cash	3,570	—
Other assets	5,704	5,741

Total assets	$282,734	$319,224

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,850	$3,010
Accrued expenses	26,093	22,321
Deferred revenue, current	21,986	20,745

Total current liabilities	49,929	46,076

Convertible subordinated notes	105,500	150,000
Other long-term liabilities	5,810	1,749

Total non-current liabilities	111,310	151,749

Total liabilities	161,239	197,825

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	281,738	261,627
Deferred stock-based compensation	(4,073)	(5,749)
Accumulated deficit	(122,287)	(115,644)
Treasury stock at cost	(32,651)	(16,606)
Accumulated other comprehensive loss	(1,236)	(2,233)

Total stockholders’ equity	121,495	121,399

Total liabilities and stockholders’ equity	$282,734	$319,224

MAGMA DESIGN AUTOMATION, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET LOSS

(in thousands, except per share data)

(Unaudited)

	For the Quarter Ended October 2, 2005			For the Quarter Ended September 30, 2004
	GAAP Basis	Adjustments	Non-GAAP Basis	GAAP Basis	Adjustments	Non-GAAP Basis
Revenue:
Licenses	$32,704	$—	$32,704	$31,275	$—	$31,275
Services	7,182	—	7,182	5,653	—	5,653

Total revenue	39,886		39,886	36,928	—	36,928

Cost of revenue:
Licenses	6,483	(6,264)	219	1,695	(1,439)	256
Services	4,525	(47)	4,478	3,815	(2)	3,813

Total cost of revenue	11,008	(6,311)	4,697	5,510	(1,441)	4,069

Gross profit	28,878	6,311	35,189	31,418	1,441	32,859

Operating expenses:
Research and development	11,381	(550)	10,831	10,524	(1,008)	9,516
In-process research and development	—	—	—	—	—	—
Sales and marketing	10,658	—	10,658	11,679	(344)	11,335
General and administrative	9,842	(750)	9,092	3,455	—	3,455
Amortization of intangible assets	2,882	(2,882)	—	4,093	(4,093)	—
Amortization of stock-based compensation	1,273	(1,273)	—	116	(116)	—
Restructuring charge	—	—	—	(63)	63	—

Total operating expenses	36,036	(5,455)	30,581	29,804	(5,498)	24,306

Operating income (loss)	(7,158)	11,766	4,608	1,614	6,939	8,553

Interest and other income (expense):
Interest income	586	—	586	556	—	556
Interest expense	(224)	—	(224)	(251)	—	(251)
Other income (expense), net	(352)	121	(231)	(642)	333	(309)

Total interest and other income (expense), net	10	121	131	(337)	333	(4)

Net income (loss) before income taxes	(7,148)	11,887	4,739	1,277	7,272	8,549
Benefit from (provision for) income taxes	528	(1,334)	(806)	(990)	92	(898)

Net income (loss)	$(6,620)	$10,553	$3,933	$287	$7,364	$7,651

Net income (loss) per share – basic	$(0.19)		$0.12	$0.01		$0.23

Net income (loss) per share – diluted*	$(0.19)		$0.10	$0.01		$0.18

Shares used in calculation:
Basic	34,098		34,098	33,734		33,734

Diluted*	34,098		39,442	42,333		42,333

MAGMA DESIGN AUTOMATION, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET LOSS

(in thousands, except per share data)

(Unaudited)

	For the Six Months Ended October 2, 2005			For the Six Months Ended September 30, 2004
	GAAP Basis	Adjustments	Non-GAAP Basis	GAAP Basis	Adjustments	Non-GAAP Basis
Revenue:
Licenses	$66,614	$—	$66,614	$62,167	$—	$62,167
Services	12,104	—	12,104	10,790	—	10,790

Total revenue	78,718		78,718	72,957	—	72,957

Cost of revenue:
Licenses	10,897	(10,428)	469	3,003	(2,738)	265
Services	8,382	(47)	8,335	7,549	(6)	7,543

Total cost of revenue	19,279	(10,475)	8,804	10,552	(2,744)	7,808

Gross profit	59,439	10,475	69,914	62,405	2,744	65,149

Operating expenses:
Research and development	22,356	(766)	21,590	20,093	(1,682)	18,411
In-process research and development	—	—	—	4,009	(4,009)	—
Sales and marketing	21,860	—	21,860	22,946	(344)	22,602
General and administrative	18,455	(750)	17,705	7,080	—	7,080
Amortization of intangible assets	6,470	(6,470)	—	8,568	(8,568)	—
Amortization of stock-based compensation	2,945	(2,945)	—	574	(574)	—
Restructuring charge	—	—	—	439	(439)	—

Total operating expenses	72,086	(10,931)	61,155	63,709	(15,616)	48,093

Operating income (loss)	(12,647)	21,406	8,759	(1,304)	18,360	17,056

Interest and other income (expense):
Interest income	1,246	—	1,246	1,109	—	1,109
Interest expense	(432)	—	(432)	(497)	—	(497)
Other income (expense), net	7,098	(8,120 511)	(511)	(1,204)	664	(540)

Total interest and other income (expense), net	7,912	(7,609)	303	(592)	664	72

Net income (loss) before income taxes	(4,735)	13,797	9,062	(1,896)	19,024	17,128
Provision for income taxes	(1,908)	281	(1,627)	(352)	(1,434)	(1,786)

Net income (loss)	$(6,643)	$14,078	$7,435	$(2,248)	$17,590	$15,342

Net income (loss) per share – basic	$(0.19)		$0.22	$(0.07)		$0.46

Net income (loss) per share – diluted*	$(0.19)		$0.19	$(0.07)		$0.36

Shares used in calculation:
Basic	34,115		34,115	33,702		33,702

Diluted*	34,115		39,315	33,702		42,638

*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method

MAGMA DESIGN AUTOMATION, INC.

AS OF OCTOBER 2, 2005

IMPACT OF KNOWN NON-GAAP ADJUSTMENTS ON FORWARD-LOOKING NET INCOME AND

DILUTED NET INCOME PER SHARE

(Unaudited)

Quarter Ending January 1, 2006
GAAP diluted net loss per share	$ (0.18) to $ (0.14)
Amortization of developed technology and intangibles	$0.23
Amortization of deferred stock-based compensation	$0.02
Acquisition related expenses	$0.01

Non-GAAP diluted net income per share	$0.08 to $0.12

(in millions)	Quarter Ending January 1, 2006
GAAP net loss	$ (8) to $ (6)
Amortization of developed technology and intangibles	$9
Amortization of deferred stock-based compensation	$1
Acquisition related expenses	$1

Non-GAAP net income	$3 to $5